SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BARNWELL INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Name of registrant as specified in its charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

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    (4) Date Filed:

        ------------------------------------------------------------------------

                            BARNWELL INDUSTRIES, INC.

                               -------------------

                    Notice of Annual Meeting of Stockholders

                               -------------------




To the Stockholders of BARNWELL INDUSTRIES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 5, 2001, at 9:30 a.m., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

           (1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

           (2) Any and all other business which may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on January 8, 2001, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 2000, which includes consolidated financial statements, is enclosed herewith.

        We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the enclosed Proxy in the enclosed addressed envelope.


                       By Order of the Board of Directors,

                            /s/ Alexander C. Kinzler
                            ------------------------
                              ALEXANDER C. KINZLER
                                    Secretary


Dated:   January 18, 2001

                            BARNWELL INDUSTRIES, INC.

                         1100 ALAKEA STREET, SUITE 2900

                             HONOLULU, HAWAII 96813

                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES


        The following information is furnished in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (the "Company") to be held on March 5, 2001 at 9:30 a.m. Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana.

        The accompanying Proxy is solicited by the Board of Directors of the Company, and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

        Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

        This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 18, 2001.

                              VOTING AT THE MEETING

        Only stockholders of record at the close of business on January 8, 2001, (the "Record Date") will be entitled to vote at the annual meeting and any adjournment thereof. As of the Record Date, 1,310,952 shares of common stock, par value $0.50, of the Company (the "Common Stock") were issued and outstanding. Each share of Common Stock outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon and, thus, in the absence of specific instructions from the beneficial owner of the shares, will not be empowered to vote the shares on such matters and, therefore, will not be counted in determining the number of shares necessary for approval. Shares represented by such broker nonvotes will, however, be counted for purposes of determining whether there is a quorum.

                              ELECTION OF DIRECTORS

        At the meeting all nine directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below. The election of directors will require a plurality of the votes cast at the meeting. The Board of Directors has no reason to believe that any of the nominees for the office of Director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in place of such nominees.



                DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

        The following table sets forth as to the directors and nominees for election: (1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) such person's age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

                                 Director                      All other Present Positions with
           Name                   Since       Age            the Company and Principal Occupations
----------------------------     --------     -----   --------------------------------------------------

Morton H. Kinzler                1956         75      Chairman of the Board  of the Company  since 1980,
                                                      President   and  Chief  Executive   Officer  since
                                                      1971.  Mr.  Kinzler is the father of  Alexander C.
                                                      Kinzler,  Executive Vice President,  Secretary and
                                                      Director of the Company.

Alan D. Hunter                   1977         63      Partner,  Gowling LaFleur  Henderson LLP, Calgary,
                                                      Alberta  (attorneys)  since July 1, 2000; Partner,
                                                      Gowling,  Strathy & Henderson,  Calgary,   Alberta
                                                      (attorneys)  from   January  1,  2000 to June  30,
                                                      2000;  Gowling,  Strathy & Henderson  merged  with
                                                      LaFleur Brown   effective  July 1, 2000;  Partner,
                                                      Code Hunter,  Calgary,  Alberta  (attorneys)   for
                                                      the  prior  5   years;  Code  Hunter  merged  into
                                                      Gowling Strathy & Henderson on January 1, 2000.

Erik Hazelhoff-Roelfzema         1977         83      Investor

Daniel Jacobson                  1981         72      Vice   Chairman and  Director,  Siebert  Financial
                                                      Corp.  (securities   brokerage) since May 3, 1999;
                                                      Partner,  Richard A. Eisner  & Company,  LLP,  New
                                                      York,  New York   (Accountants  and  Consultants),
                                                      from June 1, 1994 to May 2, 1999.

Martin Anderson                  1985         77      Partner,   Goodsill   Anderson  Quinn   &  Stifel,
                                                      Honolulu,   Hawaii  (attorneys);  Trustee,  Hawaii
                                                      Pacific University;  and Director,   Bishop Street
                                                      Funds.

Glenn Yago, Ph.D.                1990         50      Director  of  Capital   Studies/Senior  Economist,
                                                      Milken  Institute,  since August, 1996; Professor,
                                                      Baruch   College  - City  University  of New  York
                                                      Graduate  School   between  September,   1994  and
                                                      September,   1996;  Director,   American   Passage
                                                      Media     Corporation    (targeted    media    and
                                                      publishing)  and  Media  Passage   Holdings,  Inc.
                                                      (diversified media).

Murray C. Gardner, Ph.D.         1996         68      Independent consultant and investor

Alexander C. Kinzler             1999         42      Executive   Vice  President  of the Company  since
                                                      December   1997   and    Secretary   since   1986.
                                                      Employed by the  Company since 1984.  Mr.  Kinzler
                                                      is  the  son  of  Morton  H.  Kinzler,  President,
                                                      Chief  Executive  Officer   and  Chairman  of  the
                                                      Board of Directors of the Company.

Terry Johnston                   2000         59      Investor.  Mr.  Johnston  is the  president of the
                                                      managing   general   partner  of  Cambridge Hawaii
                                                      Limited  Partnership ("CHLP").  CHLP  is  a  49.9%
                                                      partner  in the  Company's Kaupulehu  Developments
                                                      partnership.

        The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee. The members of the Compensation Committee are Mr. Hunter, Chairman, and Messrs. Jacobson, Anderson, Gardner, Johnston and Morton Kinzler, with Mr. Morton Kinzler being a non-voting member. The Compensation Committee
(i) determines the annual compensation of the Company's senior officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans and (iv) makes determinations in connection therewith as may be necessary or advisable. During the fiscal year ended September 30, 2000, the Compensation Committee held one meeting.

        The members of the Audit Committee are Mr. Jacobson, Chairman, and Messrs. Yago, Gardner and Anderson. All of the members of the Audit Committee are independent (as independence is defined in Section 121 (A) of the American Stock Exchange listing standards). The Board of Directors has adopted a written charter for the Audit Committee to set forth its responsibilities. A copy of the charter is attached as Exhibit A to this Proxy Statement. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit the consolidated financial statements of the Company, and reviews with such accountants the scope of their audit and report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures. It also reviews periodically the performance of the Company's accounting and financial personnel. During the fiscal year ended September 30, 2000, the Audit Committee held two meetings.


Report of the Audit Committee

        The Audit Committee has reviewed and discussed the audited financial statements with management, and the Audit Committee has discussed with KPMG LLP, the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU
Section 380), as such may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from KPMG LLP that are required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) as may be modified or supplemented, and has discussed with KPMG LLP the independent auditor's independence. Based upon its discussions with management and with KPMG LLP, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB for the fiscal year ended September 30, 2000.

Audit Committee

Daniel Jacobson, Chairman
Glenn Yago
Murray C. Gardner
Martin Anderson


        The members of the Executive Committee are Mr. Morton Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema and Gardner. The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company's By-Laws. During the fiscal year ended September 30, 2000, the Executive Committee held no meetings.

        The Board of Directors held three meetings during the fiscal year ended September 30, 2000. Other than Mr. Yago, who attended one Board Meeting and one Audit Committee Meeting, all directors attended all meetings of the Board of Directors and of the Committees of the Board on which each of them served.



                        EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the names and ages of all executive officers of the Company, their positions and offices with the Company and the period during which each has served.


        Name                          Age       Position with the Company
        ----                          ---       -------------------------

        Morton H. Kinzler             75        Chairman  of the Board  since 1980 and  President
                                                and Chief Executive Officer since 1971.

        Russell M. Gifford            46        Executive  Vice  President  since  December 1997,
                                                Treasurer   since   November   1986   and   Chief
                                                Financial  Officer  since August 1985.  Served as
                                                Vice  President of the Company from March 1985 to
                                                December 1997.

        Alexander C. Kinzler          42        Executive Vice President  since December 1997 and
                                                Secretary  since  November  1986.  Served as Vice
                                                President  of the Company from  November  1986 to
                                                December  1997.  Director  of the  Company  since
                                                December 1999.

        Warren D. Steckley            44        Vice  President  -  Canadian   Operations   since
                                                December  1998.  President of Barnwell of Canada,
                                                Limited,   a  wholly  owned   subsidiary  of  the
                                                Company,   since  December   1998.   Employed  by
                                                Barnwell  of  Canada,  Limited  since  June 1998.
                                                From  1994  to  May  1998,  Mr.  Steckley  was an
                                                independent   consultant   in  Calgary,   Alberta
                                                providing  technical  and  financial  services to
                                                emerging oil and gas companies.


                             EXECUTIVE COMPENSATION


Summary Compensation Table

        The  following  summary   compensation   table  sets  forth  the  annual
compensation  paid or accrued by the Company to the Chief Executive  Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 2000 (collectively the "Named Executive  Officers") for services during the fiscal years ended September 30, 2000, 1999, and 1998:


                                                                                           Long Term
                                                                                          Compensation
                                                                                        ----------------
                                                       Annual Compensation                  Awards
                                              --------------------------------------    ----------------
                                                                            Other
                                                                           Annual         Securities
           Name and                                                        Compen-        Underlying
      Principal Position             Year       Salary         Bonus       sation           Options
--------------------------------    ------    -----------    ----------   ----------    ----------------
Morton H. Kinzler                   2000      $   300,000    $  150,000   $   12,497
    Chairman of the Board,          1999          300,000       100,000       12,497
    President and Chief             1998          300,000          -          12,497
    Executive Officer



                                                                                           Long Term
                                                                                          Compensation
                                                                                        ----------------
                                                       Annual Compensation                  Awards
                                              --------------------------------------    ----------------
                                                                            Other
                                                                           Annual         Securities
           Name and                                                        Compen-        Underlying
      Principal Position             Year       Salary         Bonus       sation           Options
--------------------------------    ------    -----------    ----------   ----------    ----------------
Russell M. Gifford                  2000          190,000       125,000                     25,000 (1)
    Executive Vice President,       1999          190,000          -
    Chief Financial Officer and     1998          186,875          -
    Treasurer

Alexander C. Kinzler                2000          196,875       150,000                     25,000 (1)
    Executive Vice President,       1999          187,500        75,000
    Secretary and Director          1998          184,375          -

Warren D. Steckley                  2000          101,865 (2)    50,933
   Vice President - Canadian        1999           99,870        26,632
   Operations                       1998           34,520        20,712                     30,000


        Directors who are not officers of the Company receive an annual fee of $10,000 and are reimbursed for expenses incurred with respect to meeting attendance. The Chairman of the Compensation Committee receives an additional
$7,500 annual fee. The Chairman of the Audit Committee receives an additional $12,500 annual fee. The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,250 annual fee. The members of the Audit Committee, other than the Chairman, receive an additional $3,750 annual fee. In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director.


Option/SAR Grants in Last Fiscal Year

        The following table sets forth information related to stock option and stock appreciation right ("SAR") grants to the Named Executive Officers during the fiscal year ended September 30, 2000.


                                          Individual Grants
---------------------------------------------------------------------------------------------------
                            Number of          % of Total
                            Securities        Options/SARs
                            Underlying         Granted to
                           Options/SARs       Employees in     Exercise or Base       Date of
                            Granted (#)      Fiscal Year (%)    Price ($/Share)      Expiration
                          --------------    ----------------   -----------------   ---------------
Morton H. Kinzler                   0/0            0/0

Russell M. Gifford         25,000 (3)/0          26%/0          $ 11.875/Share        12/05/2009

Alexander C. Kinzler       25,000 (3)/0          26%/0          $ 13.063/Share        12/05/2004

Warren D. Steckley                  0/0            0/0
--------------------------------

1  See "Option/SAR Grants in Last Fiscal Year".

2  All amounts  shown for Mr. Steckley represent the average U.S. dollar equivalent during each fiscal year of payments made to him in Canadian dollars.

3  6,250 of such options become  exercisable  annually on December 5, 2000, 2001, 2002 and 2003, respectively.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 2000 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named Executive Officers at the end of the fiscal year ended September 30, 2000:


                                                              Number of                      Value of
                                                        Securities Underlying               Unexercised
                                                             Unexercised                   In-the-Money
                                                             Options at                     Options at
                         Shares                           September 30, 2000          September 30, 2000 ($)
                       Acquired on        Value           ------------------          ----------------------
                       Exercise (#)    Realized($)    Exercisable/Unexercisable     Exercisable/Unexercisable
                       ------------    -----------    --------------------------    --------------------------

Morton H. Kinzler           0              $0                   0/0                          $0/$0

Russell M. Gifford          0               0                   0/25,000                      0/143,750

Alexander C. Kinzler        0               0              20,000/25,000                      0/114,050

Warren D. Steckley          0               0              12,000/18,000                 24,000/36,000


        The Company has an agreement with Mr. Warren D. Steckley with respect to his entry into employment with Barnwell of Canada, Limited, a wholly owned subsidiary of the Company ("BOC"), whereby the Company agreed to provide him an annual salary of $150,000 Canadian dollars and a minimum bonus of $30,000 Canadian dollars for his first full fiscal year of employment. This agreement does not provide any term of employment. Also pursuant to this agreement, on June 1, 1998, Mr. Steckley was granted 30,000 non-qualified options to purchase the Company's common stock at $15.625 per share. Mr. Steckley was also granted 30,000 incentive units on June 1, 1998, pursuant to an incentive plan adopted by the Board of Directors of BOC in 1998, which was created to give an incentive to key employees of BOC to increase the value of BOC's oil and gas reserves. The value of the units under such plan directly relates to BOC's net income and to changes in the value of BOC's oil and gas reserves since 1998, with adjustments for changes in commodities prices and subject to other terms and conditions. Such adjusted reserve value is then divided by the number of shares of the Company's outstanding common stock to determine the value of each unit. These units become exercisable over 4 years from the date of grant and expire 10 years from the date of grant.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has an agreement with Mr. Terry Johnston, a director of the Company, whereby Barnwell Hawaiian Properties, Inc., a wholly owned subsidiary of the Company ("BHP"), is to pay him certain fees upon the receipt by Kaupulehu Developments, the Company's majority-owned real estate partnership ("KD"), of cash consideration, in consideration of substantial time Mr. Johnston has devoted to KD over the past 16 years. In January 2000, BHP paid a fee of $60,000 to a company controlled by Mr. Johnston in connection with KD's receipt of consideration for the exercise of certain residential parcel options.

        In August 1998, KD arranged a credit facility to finance KD's pursuit of development approvals. KD entered into an agreement with Mr. Terry Johnston whereby he assisted KD in arranging such facility by guaranteeing principal repayments and collateralizing such facility with $500,000 in cash. In return, KD agreed to pay Mr. Johnston a fee calculated as the difference between KD's interest cost and 400 basis points above the prime rate on borrowings under such credit facility, to be paid at the time the principal borrowings were repaid and the credit facility was terminated. In January 2000, in connection with KD's receipt of consideration for the exercise of certain residential parcel options, KD repaid such borrowings under the facility, thereby terminating it, and paid a fee of $30,304 to a company controlled by Mr. Johnston, calculated as described in this paragraph.

        In June, 1995, the Company issued $2,000,000 of convertible notes due July 1, 2003 for an aggregate price of $2,000,000. $400,000 of such notes were purchased by Mr. Morton H. Kinzler, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr. Joseph E. Magaro, a 16.4% shareholder of the Company, $100,000 were purchased by Dr. R. David Sudarsky, a 9.4% shareholder of the Company, and $1,000,000 were purchased by Ingalls and Snyder, a 5.0% shareholder of the Company. See "Security Ownership of Certain Beneficial Owners and Management", below. The notes are payable in 20 consecutive equal quarterly installments beginning in October 1998. Interest, which is adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest, is payable quarterly. Throughout fiscal year 2000, the notes bore interest at the rate of 10% per annum. The notes are convertible into shares of Common Stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the Common Stock. The notes are redeemable, at the option of the Company, at premiums declining 1% annually, beginning in 1997, from 5% to 0% of the principal amount of the notes.

        The Company is contingently liable for a demand loan made by a Canadian bank in fiscal 1991 and renewed annually to Dr. Joseph E. Magaro, a 16.4% shareholder of the Company, in the amount of $100,000 in connection with the development of certain oil and gas properties in Canada in which he participated. The loan is secured by Dr. Magaro's interest in those oil and gas properties, the value of which, in the Company's opinion, far exceeds the amount of the loan. The annual rate of interest applicable to this loan is set by the Royal Bank of Canada. As of September 30, 2000, such rate of interest was 7.50%.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of December 1, 2000, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

                                                      Amount and Nature of     Percent
       Name and Address of Beneficial Owner         Beneficial Ownership (1)   of Class
-------------------------------------------------   ------------------------   ---------
Joseph E. Magaro     401 Riversville Road                215,510 (2)             16.4%
                     Greenwich, Connecticut

R. David Sudarsky    3050 North Ocean Boulevard          123,600 (3)              9.4%
                     Ft. Lauderdale, Florida
-------------------------------

(1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion. Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and "currently convertible" means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2) Includes a note in the principal amount of $100,000 that is currently convertible into 5,000 shares of Common Stock at a conversion price of $20.00 per share.

(3) Includes a note in the principal amount of $50,000 that is currently convertible into 2,500 shares of Common Stock at a conversion price of $20.00 per share.



                                                                       Amount and Nature of     Percent
              Name and Address of Beneficial Owner                    Beneficial Ownership**    of Class
------------------------------------------------------------------   ------------------------   ---------
Morton H. Kinzler           1100 Alakea Street, Suite 2900                   236,960 (4)          17.9%
                            Honolulu, Hawaii

Alan D. Hunter              44 Medford Place, S.W.                               400                *
                            Calgary, Alberta, Canada

Erik Hazelhoff-Roelfzema    1120, 639 Fifth Avenue S.W.                          700                *
                            Calgary, Alberta, Canada

Daniel Jacobson             885 Third Avenue                                   5,000                *
                            New York, New York

Martin Anderson             1099 Alakea Street, Suite 1800                    91,945 (5)           7.0%
                            Honolulu, Hawaii

Glenn Yago, Ph.D.           1250 Fourth Street, 2nd Floor                        300                *
                            Santa Monica, California

Murray C. Gardner, Ph.D.    P. O. Box 1657                                     2,200                *
                            Kamuela, Hawaii

Russell M. Gifford          1100 Alakea Street, Suite 2900                     9,050 (6)            *
                            Honolulu, Hawaii

Alexander C. Kinzler        671 Puuikena Drive                                43,920 (7)           3.3%
                            Honolulu, Hawaii

Warren D. Steckley          216 Sunmount Bay SE                               12,000 (8)            *
                            Calgary, Alberta, Canada

Terry Johnston              201-5325 Cordova Bay Road                          1,000                *
                            Victoria, British Columbia, Canada

Ingalls & Snyder            61 Broadway                                       66,400 (9)           5.0%
                            New York, New York

All directors and executive officers as a group (11 persons)                 403,475 (10)         29.4%
------------------------------------

(4) Includes (i) a note in the principal amount of $200,000 that is currently convertible into 10,000 shares of Common Stock at a conversion price of $20.00 per share, and (ii) 11,000 shares of Common Stock held by an estate of which Mr. Kinzler is a co-executor, as to which shares Mr. Kinzler may be deemed to share voting and investment power. Mr. Kinzler disclaims beneficial ownership of the shares held by such estate.

(5) Includes a note in the principal amount of $100,000 that is currently convertible into 5,000 shares of Common Stock at a conversion price of $20.00 per share.

(6)  Includes  currently  exercisable  option to acquire  6,250 shares of Common
     Stock.

(7) Includes currently exercisable options to acquire 26,250 shares of Common Stock.

(8) Includes currently exercisable options to acquire 12,000 shares of Common Stock.

(9) Includes a note in the principal amount of $500,000 that is currently convertible into 25,000 shares of Common Stock at a conversion price of $20.00 per share.

(10) Includes currently exercisable options held by executive officers of the Company to acquire 44,500 shares of the Common Stock, and notes in the aggregate principal amount of $300,000 held by directors of the Company currently convertible into 15,000 shares of Common Stock at a conversion price of $20.00 per share.

* Represents less than 1% of the outstanding shares of Common Stock of the Company.

**   See footnote 1 on previous page.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's most recently completed fiscal year.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors of the Company has appointed KPMG LLP as the firm of independent public accountants to audit the accounts of the Company for the year ending September 30, 2001. This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.


                              STOCKHOLDER PROPOSALS

        Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company's stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 25, 2001.


                                     GENERAL

        No business other than those set forth in Item (1) and Item (2) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

        Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.



                       By Order of the Board of Directors,


                            /s/ Alexander C. Kinzler
                            ------------------------
                              ALEXANDER C. KINZLER
                                    Secretary


Dated:   January 18, 2001


     Stockholders may obtain a copy, without charge, of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813

                                    EXHIBIT A

                            BARNWELL INDUSTRIES, INC.

                             AUDIT COMMITTEE CHARTER



The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's independent auditors.

There shall be at least two members of the Audit Committee, the majority of whom shall meet the independence requirements of the American Stock Exchange.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board. Meetings of the Audit Committee may be either in person or by telephonic conference.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings. The Chairman of the Committee may represent the entire Audit Committee for purposes of this review, which may be done in person or by telephonic conference.

5. Meet periodically with management, in person or by telephone, to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.   Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

12.  Obtain  from  the  independent auditor assurance  that Section  10 A of the
     Private   Securities   Litigation  Reform   Act   of  1995  has   not  been
     implicated.

13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or amended, relating to the conduct of the audit.

14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          Any changes required in the planned scope of the audit.

15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

16. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

17. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

18. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

Appendix 1
----------

FRONT OF CARD


                                     PROXY

                           BARNWELL INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 5, 2001, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

                   (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

BACK OF CARD

     X    Please mark your votes as in this example.
   -----


1.  The election of the 9 Directors
    listed at right:
                                              Nominees: Morton H. Kinzler
 FOR all nominees     WITHHOLD AUTHORITY                Alan D. Hunter
 listed at right      to vote for all                   Erik Hazelhoff-Roelfzema
 (except as marked    nominees listed at                Daniel Jacobson
 to the contrary)     right                             Martin Anderson
                                                        Glenn Yago
       -----                -----                       Murray C. Gardner
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR         Alexander C. Kinzler
ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH           Terry Johnston
THAT NOMINEE'S NAME IN THE LIST AT RIGHT.)




2. Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2000.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Board of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                  DATE        SIGNATURE                  DATE
         ------------------    --------         ------------------    -------
                                                  IF HELD JOINTLY

(Signature(s) should agree with name on stock certificate as stenciled hereon. Executors, administrators, trustees, etc., should so indicate when signing.)